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                                                                    Exhibit 10.7



                        ROLLERBALL INTERNATIONAL, INC.

                  1994 Employee Incentive Stock Option Plan


1.    PURPOSE

      This Employee Incentive Stock Option Plan (the "Plan") is intended as a performance incentive for officers, employees, consultants and other key persons of ROLLERBALL INTERNATIONAL, INC. (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"). The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

2.    OPTIONS TO BE GRANTED AND ADMINISTRATION

      (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option.

      (b) The Plan shall be administered by the Board of Directors or by a committee (the "Option Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") for such term as the Board of Directors may determine. The Board of Directors may, from time to time, remove members from, or add members to, the Option Committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". In the event that the Plan Administrator is an Option Committee of the Board of Directors, none of the members of such Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Action by the Option Committee shall require the affirmative vote of a majority of all its members. In the event that the Plan Administrator is the Board of Directors, and a member of the Board of Directors may be eligible, subject to the restrictions in
Section 4, to participate in or receive or hold options under the Plan, no member of the Board of Directors or the Option Committee shall vote with respect to the granting of options hereunder to himself or herself, as the case may be, and, if state corporate law does
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not permit a committee to grant options to directors, then any option granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

      With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

      (c) Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

            (i) To determine from time to time the options to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of options granted under the Plan to such persons;

            (ii) To construe and interpret the Plan and grants thereunder and in its discretion have the authority: (A) to determine, upon review of relevant information, the fair market value of the Common Stock; (B) to determine the exercise price per share of stock options to be granted; (C) to determine the eligible participants to whom, and time or times at which, options shall be granted and the number of shares to be issuable upon exercise of each stock option; (D) to construe and interpret the Plan; (E) to prescribe, amend and rescind rules and regulations relating to the Plan; (F) to determine the terms and provisions of each grant (which need not be identical); and (G) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an option under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such grant shall, in the event the Board of Directors at the time such option is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(2)(i) or (ii) promulgated under the Act, be subject to the approval of an auxiliary committee consisting of not less than two persons who qualify as "disinterested persons" within the meaning of Rule 16b-3(d)(3) promulgated under the Act. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and the Optionees; and

            (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

3.    STOCK

      (a) The stock granted under the Plan, or subject to the options granted under
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the Plan, shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 750,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section
7 hereof.

      (b) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

4.    ELIGIBILITY

      (a) Incentive Options may be granted only to officers or other full-time employees of the Company or its Subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its Subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board of Directors of the Company or its Subsidiaries (other than Directors serving on the Option Committee), and to consultants and other key persons who provide services to the Company or its Subsidiaries, and members of any scientific or other advisory boards of the Company or otherwise (regardless of whether they are also employees).

      (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant and (ii) the option by its terms is not exercisable more than 5 years from the date of grant thereof.

      (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

      (d) The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

5.    TERMS OF THE OPTION AGREEMENTS

      Subject to the terms and conditions of the Plan, each option agreement shall
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contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

      (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted. Except as otherwise determined by the Plan Administrator, if whether at the time an Option is granted or subsequent thereto, the following provisions shall govern the effect of an option holder's termination of employment. In the event that an option holder ceases to be an officer, employee, consultant, advisory board member, or director of the Company or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any exercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary, any option granted to such person shall be exercisable for twelve (12) months after the date of permanent disability; but in no event after the expiration of the exercise period; provided that such option shall have previously vested (in whole or in part) prior to the date of such permanent disability and the exercise of such option is in no event made after the expiration of the option exercise period otherwise provided for. In the event of the death of an option holder while an officer, employee, consultant, advisory board member or director of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Option Committee shall provide otherwise, in the event an option holder ceases to be an officer, employee, consultant, advisory board member or director of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

      (b) Minimum Shares Exercisable. The minimum number of shares with respect to which an option may be exercised at any one time shall be one hundred
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(100) shares, or such lesser number as is subject to exercise under the option at the time.

      (c) Exercise. Each option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Option Committee. Except as provided in Section 8 hereof, no option shall first be exercisable, either in whole or in part, until the expiration of six months from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

      (d) Purchase Price. The purchase price per share of Common Stock subject to each option shall be determined by the Plan Administrator; provided, however, that the purchase price per share of Common Stock subject to each Incentive Option shall be not less than the fair market value of the Common Stock on the date such Incentive Option is granted. In the case of a Non-Incentive Option, the purchase price per share of Common Stock subject to such Non-Incentive Option shall be such price as determined in good faith by the Plan Administrator but in no case less than 85% of the fair market value on the date of grant. For the purposes of the Plan, the fair market value of the Common stock shall be determined in good faith by the Plan Administrator; provided (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock or (iv) if no such quotes are available, the fair market value as determined by the Board of Directors.

      (e) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until
(i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

      (f) Nontransferability of Options. During a Participant's lifetime, an option may be exercisable only by the Participant and options granted under the Plan and the
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rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to (i) designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death or (ii) transfer a Nonqualified Option. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy of any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

      (g) Purchase for Investment. The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 5(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted.

6.    METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

      (a) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 5(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice").

      (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Common Stock that the optionee may freely transfer having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; or (iii) by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee
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and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iii).

      (c) The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of any option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Option Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

7.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

      (b) Adjustments under this Section 7 shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

8.    EFFECT OF CERTAIN TRANSACTIONS

      In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity (other than a holding company formed by the Company) or in which the Company is not the surviving entity or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the options issued hereunder shall terminate, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 7. In the event of such termination, all outstanding options shall be exercisable in full for at least fifteen days prior to the date of such
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termination whether or not otherwise exercisable during such period.

9.    TAX WITHHOLDING

      (a) Payment by Participant. Each Optionee shall, no later than the date as of which the value of any option granted hereunder or of any Common Stock issued upon the exercise of such option first becomes includable in the gross income of the participant for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

      (b) Payment in Shares. An Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to an option exercise a number of shares with an aggregate fair market value that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due. With respect to any Optionee who is subject to Section 16(b) of the Act, the following additional restrictions shall apply:

            (A) the election to satisfy tax withholding obligations in the manner permitted by this Section 11(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the Tax Date;

            (B) such election shall be irrevocable;

            (C) such election shall be subject to the consent or disapproval of the Option Committee; and

            (D) such election shall not be made within six months of the date of grant of the option.

10.   AMENDMENT OF THE PLAN

      The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in Sections 5, 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

      (a) increase the number of shares of Common Stock as to which options may

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be granted under the Plan;

      (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan;

      (c)   change the minimum option exercise price;

      (d) increase the maximum term of options provided herein; or

      (e) otherwise materially increase the benefits accruing to participants under the Plan.

      Except as provided in Sections 5, 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

11.   NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan or any option granted hereunder shall be deemed to confer upon any employee any right to continued employment with the Company or its Subsidiaries.

12.   GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

      (a) The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Option Committee.

      (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

      (c) Transactions under the Plan are intended to comply with Rule 16b-3 or any successor rule thereto promulgated under the Act. Any provision of the Plan or of any option agreement inconsistent with such compliance shall be inoperative and shall not affect the validity of the Plan or the availability of any exemption from Section 16(b) of the Act.
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13.   EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

      The Plan shall become effective upon the date that it is approved by the Company's Board of Directors, provided that the Plan is subject to the approval of the Plan by the Company's stockholders on or before the first anniversary of the date that the Plan is approved by the Company's Board of Directors. Options may be granted prior to such stockholder approvals, provided that no option granted under the Plan may be exercised until such stockholder approvals are obtained, and if such approvals are not obtained within such 12 month period, the Plan and all outstanding options shall terminate and be null and void.